AGREEMENT TO PROCEED: HEAVY EQUIPMENT PURCHASE

This agreement to Proceed (“Agreement’) is entered into this __ day of April 2007 by and between Inform Worldwide Holdings, Inc, with an office and place of business at 2501 North Greenvalley parkway, Suite 110, Henderson, NV 89014 (“IWWI”) and Kajon Materials, INC. P.O. Box 876, McMurray, PA 15317 (“Kajon”). The parties hereto are sometimes referred to, individually, as a “Party” and, collectively, as the “Parties”.

WHEREAS, IWWI is a public company traded on the Over the Counter Bulletin Board (“OTCBB”) and operates as a holding company for investments in the energy sector including but not limited to coal transactions; and

WHEREAS, Kajon holds the only lien and a perfected security interest with regard to certain heavy equipment identified herein in Section 1 below (“HE”), which HE has previously been pledged to Kajon by Ralph Smith & Son, Inc. 1293 Route 217, Derry, PA 15627 (“R Smith”); and

WHEREAS, the parties have entered into discussions whereby IWWI desires to obtain a one hundered percent (100%) ownership interest in said HE and Kajon desires to release to IWWI a one hundred percent (100%) interest in said HE; and

WHEREAS, Kajon represents to IWWI that it has full power and authority to sell said HE free and clear to IWWI and Kajon has a perfected lien and security interest in said HE;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1.          Asset Purchase of Heavy Equipment. On before May 11,2007, IWWI shall deliever to Kajon 166,667 shares of IWWI restricted common stock  (“IWWI Shares”) as consideration  for the purchase of a one hundred percent (100%) ownership interest in the following and simultaneously Kajon will release it’s security interest in said H.E.

            Heavy Equipment                                                     Capacity                                     Estimated Dollar Value

           235 Cat Excavator w/ Hyd. Hammer 32k244      95,000 lbs                                          N/A

   980 B Cat Loader 89P1345                                          8Yds                                           $30,000

           Cat 928 G Wheelloader 6XR00400                      2.25Yds                                             $60,000

           Cat 960 F Loader 9ZJ00305                                       4Yds                                            $50,000

           JI Case 580 K Backhoe/Hi Lift Loader                    8Yds                                             $5,000

           580 K case Loader JJG0021315                                8Yds                                            $5,000

           Case W-26 Loader 9121064                                       3Yds                                           $5,000

           FD 40 Dozer A03028                                                   8Yds                                          $30,000

           FD 40 Dozer 89A4030                                                 N/A                                            $30,000

           HD Dozer 54M01483                                                  N/A                                            $15,000

           Cat. Ex. 322 L 09RL00219                                           N/A                                           $30,000

           50 Dover 42504008                                                     N/A                                            $50,000

           Dart 600C 620250                                                       N/A                                             N/A

           Komatsue PC200-5 47532                                           N/A                                            N/A

           Fiat Allis 945B                                                            N/A                                             N/A

2.
 Mutual Buy-Back Provision.   At any time within eighteen (18) months following the date on which this Agreement is executed, IWWI or any of its designees, nominees, or assigns, have the option to buy-back up to 150,000 IWWI Shares (of the 166,667 shares transferred in purchase of a 100% interest in the HE and Kajon’s transfer of title in the HE to IWWI free and clear.) IWWI’s option applies to any purchase in part or in whole up to a maximum of 150,000 IWWI Shares where the basis for the per share per value purchase price is $200,000 for 150,000 IWWI Shares. Kajon shall have equal rights with IWWI.

3.
 Appraisal.  IWWI will have the right in its sole discretion as the one hundred percent (100%) owner of the HE to seek any    third-party financing on the HE and accordingly, IWWI may cause to be performed an independent third-party appraisal on said HE.

4.	Kajon’s release of it’s security interest shall become effective and considered perfected when a $50,000 cash payment is received by Kajon from IWWI.

5.	Contingencies. This Agreement is subject to :

(a)	approval of the Nowrytown strip mine project (“Project”) by the mineral rights and land owner(s)
along with all legal requirements including but not limited to bonding and permitting; and

(b)	the simultaneous execution of the R Smith Agreement and release of equipment to Kajon; and

THIS SPACE LEFT BLANK INTENTIONALLY

               IN WITNESS WHEREOF, and intending to be legally bound, the Parties hereto subscribe their names to this
Agreement.  This Agreement is effective as of the date signed below.

INFORM WORLD WIDE HOLDINGS, INC                                                          KAJON MATERIALS, INC.

          /s/ Ashvin Mascarenhas                                                                                                      /s/ Jon Clark
BY:__________________________________                                              BY:______________________________

NAME: Ashvin Mascarenhas                                                                               NAME: Jon Clark

TITLE: CEO                                                                                                              TITLE:  President

DATE 6/04/07                                                                                                          DATE:4/23/07

RALPH SMITH AND SON, INC.                                                                             MILLWOOD DEVELOPMENT

          /s/ Ralph Smith                                                                                                         /s/ Ralph Smith
BY:________________________________                                                BY:______________________________

NAME: Ralph Smith                                                                                            NAME: Ralph Smith

TITLE: President                                                                                                  TITLE: President

DATE: 4/23/07                                                                                                      DATE: 4/23/07